SUPPLEMENT DATED SEPTEMBER 18, 2020

TO THE PACIFIC FUNDS PROSPECTUS DATED AUGUST 1, 2020

FOR CLASS P SHARES

This supplement revises the Pacific Funds prospectus dated August 1, 2020 for Class P Shares (the “Prospectus”) and must be preceded or accompanied by the Prospectus.  This supplement applies to the PF Managed Bond Fund only.  The changes within this supplement will be effective October 30, 2020.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summaries section

PF Managed Bond Fund – In the Annual Fund Operating Expenses subsection, the introduction paragraph and table are deleted and replaced with the following:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.40%
Other Expenses	0.35%
Interest Expense	0.10%
All Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.75%
Less Fee Waiver and Expense Reimbursement[2,3]	(0.11%)
Total Annual Fund Operating Expenses after Fee Waiver	0.64%

[1]	Expense information has been restated to reflect current fees.
[2]

The investment adviser has agreed to waive 0.0075% of its management fee through 7/31/2021. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

[3]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2021, and 0.30% from 8/1/2021 through 7/31/2023. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

In the Example subsection, the table is deleted and replaced with the following:

	1 year	3 years	5 years	10 years
Class P	$65	$229	$406	$920

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In the Principal Investment Strategies subsection, the second paragraph is deleted and replaced with the following:

This Fund is sub-advised by J.P. Morgan Investment Management Inc. (“JPMorgan”), Pacific Investment Management Company LLC (“PIMCO”) and Western Asset Management Company, LLC (“Western Asset”).  PLFA is the Fund’s investment adviser and, subject to the approval of the Trust’s board of trustees, selects the Fund’s sub-advisers and monitors their performance on an ongoing basis.  PLFA allocates the Fund’s assets among JPMorgan, PIMCO and Western Asset and may change the allocation or rebalance at any time.  The sub-advisers employ different approaches to managing fixed income strategies, as described below.

The first sentence of the third paragraph is replaced with the following:

PIMCO and Western Asset may invest in derivatives based on debt securities and use futures contracts, forwards, swaps and options (i.e., derivatives) to differing degrees.

The following is added after the fourth paragraph:

JPMorgan managed portion: The securities in which this portion of the Fund will invest will generally be investment grade intermediate- and long-term debt securities that are comprised of corporate bonds issued by U.S. entities, U.S. treasury obligations and other U.S. government and agency securities, and asset-backed and mortgage-related securities.

This portion of the Fund may invest up to 15% of its assets in U.S. dollar-denominated debt securities issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities.  This portion of the Fund may invest a substantial portion of its assets in mortgage-related securities in JPMorgan’s discretion.  This portion of the Fund may focus its investments in one country, in one or more regions, or small groups of countries.  Generally, this portion of the Fund maintains a dollar-weighted average maturity between three and ten years.

JPMorgan buys and sells securities and investments for this portion of the Fund based on its view of individual securities and market sectors.  Taking a long-term approach, JPMorgan looks for individual fixed income investments that it believes will perform well over market cycles.  JPMorgan is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction.  As part of its security selection process, JPMorgan also evaluates whether environmental, social and governance factors could have a material negative or positive impact on the cash flows or risk profiles of many companies in the universe in which this portion of the Fund may invest.

Following the second paragraph in the Principal Risks subsection, the below will be disclosed under the new subsection entitled “JPMorgan managed portion.”

•     Geographic Focus Risk: If the Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Underlying Fund’s performance.  As a result, the Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

2

In addition, the subsection entitled “Risks for both portions of the Fund” will be renamed “Risks for all portions of the Fund” and Convertible Securities Risk, Currency Risk, Derivatives Risk and Leverage Risk will be moved from that subsection to each of the “PIMCO managed portion” and “Western Asset managed portion” subsections.

The phrase after the “Sub-Advisers” caption in the Management subsection is replaced with: “J.P. Morgan Investment Management Inc., Pacific Investment Management Company LLC and Western Asset Management Company, LLC.”  In addition, the following is added before the Pacific Investment Management Company LLC table in this subsection:

J.P. Morgan Investment Management Inc.

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Richard Figuly, Managing Director, Portfolio Manager	Since 2020
Justin Rucker, CFA, Executive Director, Portfolio Manager	Since 2020

Disclosure Changes to the Additional Information About Principal Investment Strategies and Principal Risks section

PF Managed Bond Fund – In the Principal Investment Strategies subsection, the second paragraph is deleted and replaced with the following:

This Fund is sub-advised by JPMorgan, PIMCO and Western Asset. PLFA is the Fund’s investment adviser and, subject to the approval of the Trust’s board of trustees, selects the Fund’s sub-advisers and monitors their performance on an ongoing basis.  PLFA allocates the Fund’s assets among JPMorgan, PIMCO and Western Asset and may change the allocation or rebalance at any time.  The sub-advisers employ different approaches to managing fixed income strategies, as described below.  Each sub-adviser has its own investment style and acts independently of the other.

The first sentence of the third paragraph is replaced with the following:

PIMCO and Western Asset may invest in derivatives based on debt securities and use futures contracts, forwards, swaps and options (i.e., derivatives) to differing degrees.

The following is added after the fifth paragraph:

JPMorgan managed portion: The debt securities in which this portion of the Fund will invest will generally be investment grade intermediate- (5 to 10 years to maturity) and long-term (over 10 years to maturity) debt securities that are comprised of corporate bonds issued by U.S. entities, U.S. treasury obligations including treasury coupon strips and treasury principal strips, and other U.S. government and agency securities, and asset-backed and mortgage-related securities. Mortgage-related securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents.  These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest.

Securities will be rated investment grade (or the unrated equivalent as determined by JPMorgan) at the time of purchase.  This portion of the Fund may invest up to 15% of its assets in U.S.

3

dollar-denominated debt securities issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities.  This portion of the Fund may invest a substantial portion of its assets in mortgage-related securities in the sub-adviser’s discretion.  This portion of the Fund may focus its investments in one country, in one or more regions, or small groups of countries.

Generally, this portion of the Fund maintains a dollar-weighted average maturity between three and ten years.  This portion of the Fund may shorten or lengthen its weighted average maturity if deemed appropriate for temporary defensive purposes.  Because of this portion of the Fund’s holdings in asset-backed, mortgage-related and similar securities, this portion of the Fund’s weighted average maturity is equivalent to the weighted average maturity of the cash flows in the securities held by this portion of the Fund given certain prepayment assumptions (also known as weighted average life).

JPMorgan buys and sells securities and investments for this portion of the Fund based on its view of individual securities and market sectors.  Taking a long-term approach, JPMorgan looks for individual fixed income investments that it believes will perform well over market cycles. JPMorgan is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction.  As part of its security selection process, JPMorgan also evaluates whether environmental, social and governance factors could have a material negative or positive impact on the cash flows or risk profiles of many companies in the universe in which this portion of the Fund may invest.  These determinations may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by this portion of the Fund while this portion of the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

Following the first paragraph in the Principal Risks subsection, Geographic Focus Risk will be listed under the new subsection entitled “JPMorgan managed portion.”  In addition, the subsection entitled “Risk for both portions of the Fund” will be renamed “Risks for all portions of the Fund” and Convertible Securities Risk, Currency Risk, Derivatives Risk and Leverage Risk will be moved from that subsection to each of the “PIMCO managed portion” and “Western Asset managed portion” subsections.

Disclosure Changes to the About Management  section

The following is added alphabetically to the table:

J.P. Morgan Investment Management Inc.

383 Madison Avenue, New York, New York 10179

J.P. Morgan Investment Management Inc. (“JPMorgan”) manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of August 31, 2020, JPMorgan’s, including all advisory affiliates’, total assets under management were approximately $2.1 trillion.

4

PF MANAGED BOND FUND

Richard Figuly

Managing Director of JPMorgan since 2014, head of core fixed income strategy within JPMorgan’s Global Fixed Income, Currency & Commodities (“GFICC”) group since 2019, Portfolio Manager since 1998. He began his investment career in 1993 and has a BS from The Ohio State University.

Justin Rucker, CFA

Executive Director of JPMorgan since 2013, Portfolio Manager of the JPMorgan core bond fund since 2019, member of GFICC and a portfolio manager responsible for managing other JPMorgan institutional taxable bond portfolios since 2006. He began his investment career in 1999 and has a BS from the University of Dayton, an M.B.A. from Capital University, and is a CFA charterholder.

5

SUPPLEMENT DATED SEPTEMBER 18, 2020 TO THE

PACIFIC FUNDS STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 1, 2020

This supplement revises the Pacific Funds Statement of Additional Information dated August 1, 2020 (the “SAI”), and must be preceded or accompanied by the SAI.  This supplement applies to the PF Managed Bond Fund only.  The changes within this supplement will be effective October 30, 2020.  Remember to review the SAI for other important information.  Capitalized terms not defined herein are as defined in the SAI.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the PF Managed Bond Fund section, the following will be added as the second paragraph:

JPMorgan managed portion: In addition to the principal investment strategies described in the Prospectus, this portion of the Fund may invest non-principally in: U.S. Treasury Inflation Protected Securities (“TIPS”); ADRs; European Depositary Receipts (“EDRs”); Global Depositary Receipts (“GDRs”); total return swaps; equity securities; preferred stocks; collateralized bond obligations (“CBOs”); collateralized debt obligations (“CDOs”); collateralized loan obligations (“CLOs”); and securities issued by other investment companies; zero coupon and payment-in-kind (“PIK”) securities; commercial paper and other short term investments; structured notes; loan participations and assignments; bank obligations; repurchase and reverse repurchase agreements. This portion of the Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities.

INFORMATION ABOUT THE MANAGERS

In the Management Firms section, the following will be added alphabetically:

J.P. Morgan Investment Management Inc. (“JPMorgan”)

JPMorgan is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. JPMorgan is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co (“JPMorgan Chase”).

In the Compensation Structures and Methods section, the following will be added alphabetically:

JPMorgan

JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.

These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.

Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.

JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.

Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”).  The MIP provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific Fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.

In the Other Accounts Managed section, the following will be added alphabetically to the table:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
JPMorgan
Richard Figuly[1]
Registered Investment Companies	22	$64,281,499	None	N/A
Other Pooled Investment Vehicles	11	$15,372,888	None	N/A
Other Accounts	15	$4,709,307	1	$922,696
Justin Rucker[1]
Registered Investment Companies	15	$47,210,446	None	N/A
Other Pooled Investment Vehicles	7	$12,718,508	None	N/A
Other Accounts	23	$6,413,773	1	$922,696

___________

1 Other Accounts Managed information as of June 30, 2020.

In the Material Conflicts of Interest section, the following will be added alphabetically:

JPMorgan

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

APPENDICES

The following will be added as Appendix G and subsequent appendices are relettered in alphabetical order.

APPENDIX G

JPMorgan

(Updated April 1, 2020)

Proxy Voting Guidelines

The Board of Trustees has delegated to JPMorgan (also known as “J.P. Morgan”) and its affiliated advisers, proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMorgan’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

JPMorgan and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMorgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan and its affiliated adviser have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMorgan and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, a legal representative from the Proxy Committee will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMorgan will vote the proxy. In addressing any material conflict, JPMorgan may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMorgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from a third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•                 Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for J.P. Morgan to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to J.P. Morgan in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

•                 Certain markets may require that shares being tendered for voting are temporarily immobilized from trading until after the shareholder meeting has taken place. Other markets may require a local representative to be hired, under a Power-of-Attorney, to attend the meeting and vote on our behalf; this can incur considerable additional cost to clients. Finally, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific circumstances where voting can preclude participating in certain types of corporate actions. In these instances, it may sometimes be in clients’ best interests to intentionally refrain from voting. But in all other circumstances JPMorgan endeavor to exercise voting responsibilities on clients’ behalf.

•                 Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMorgan pays particular attention to management’s arguments for promoting the prospective change JPMorgan’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•                 JPMorgan is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMorgan will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•                 JPMorgan will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•                 JPMorgan will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•                 JPMorgan will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMorgan will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMorgan will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•                 JPMorgan will vote in favor of proposals which will enhance a company’s long-term prospects. JPMorgan will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.

•                 JPMorgan will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

•                 Where social or environmental issues are the subject of a proxy vote, JPMorgan will consider the issue on a case-by-case basis, keeping in mind at all times the best long-term interests of its clients.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•                 JPMorgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who:

(a) attend less than 75% of board and committee meetings without a valid excuse for the absences;

(b) implement or renew a dead-hand poison pill;

(c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees;

(d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame;

(e) are insiders or affiliated outsider directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

(f) are insiders and affiliated outsiders on boards that are not at least majority independent; or

(g) are CEOs of publicly-traded companies who serve on more than three public boards or serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls.

(h) demonstrated history of poor performance or inadequate risk oversight;

(i) when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights;

(j) chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation;

(k) for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.

JPMorgan considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

•                 JPMorgan votes proposals to support directors on classified boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•                 JPMorgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•                 JPMorgan votes against proposals for a super-majority vote to approve a merger.

•                 JPMorgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

•                 JPMorgan also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.

•                 JPMorgan generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMorgan votes on a case by case basis.

•                 JPMorgan will consider environmental and social issues on a case-by-case basis, keeping in mind the best long-term interests of clients. Generally, JPMorgan supports management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration. JPMorgan will Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.

•                 JPMorgan reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.